UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 4, 2022

Cruzani, Inc.
(now known as)
Bowmo, Inc.
(Exact name of registrant as specified in its charter)

Wyoming	001-39933	26-414571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Wall Street, Suite 891 New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(212) 398-0002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock	BOMO	OTC Markets - Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01 Other Events.
 On May 31, 2022, the company’s Board of Directors unanimously consented to a resolution changing the name of the Company from Cruzani, Inc. to bowmo
1
, Inc., and on June 16, 2022, the Secretary of State of Wyoming issued a Certificate of Name Change approving the change of the Company’s name to bowmo, Inc.

In addition, as a result of the merger completed in May 2022, the nature of the company’s business has changed.  bowmo™
’s vision is to complete its Vertically Integrated Business Model (VIBM) capable of providing services and added value to all segments of the HR-Tech market in the US and worldwide.

bowmo™’s goal is to constantly improve the Company’s HR-Tech platform to address present and future market needs ahead of completion by offering a unique combination of proprietary AI-based technology with a do-it-yourself sourcing experience able to match candidates to jobs without having to use keyword searches or Boolean strings.

bowmo™’s AI-driven platform will automate the end-to-end hiring processes with its AI-based matching engine while providing just-in-time content, resources, and tools, such as video interviewing and cultural and technical assessments so that hiring organizations can vet their candidates (bowmo: Software as a Service [SaaS]).

The bowmo™ VIBM will be complemented by our Recruiting as a Service (bowmo: RaaS), which allows clients to outsource the management of the recruiting process (RPO). The bowmo™ RaaS offering will complement the Company’s improved HR-Tech platform by offering bowmo™’s clients with a choice of high-touch and high-tech services strategically geared to market needs and objectives.

In addition, bowmo™’s VIBM offers unique added value via e-Learning programs by Interview Mastery® and Selecting Excellence
™
, designed by Michael R. Neece, one of the true pioneers in the HR e-Learning field. Both programs have been continually improving in order to solve the challenges of today’s job-market realities for more than 20 years.

The Company’s clients receive assistance across all recruiting functions, such as job-description development, branded career-page management, pre-employment and cultural assessments, and a video interview platform—all managed by a team of experienced recruiters.

With the bowmo™ HR-Tech platform as a foundation for the Company’s VIBM—performing matching and sourcing at the core—bowmo™ is reshaping how businesses find talent and provide a quality on-demand experience.

Exhibit Index
Number	Exhibit

9.01(d)	Wyoming Secretary of State Filings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWMO, INC.

Date: October 5 , 2022	By:	/s/ Michael E. Lakshin
Michael E. Lakshin
President

1
 bowmo™ is a trademark of the Company.